Exhibit 99.1

CHROMADEX CORPORATION REPORTS 2017 FINANCIAL RESULTS

-Fourth Quarter 2017 Net Revenues Increased by 69% to $7.5 Million -

IRVINE, Calif., March 8, 2018 (GLOBE NEWSWIRE) - ChromaDex Corporation (NASDAQ: CDXC), a science-based, integrated nutraceutical company devoted to improving the way people age, announced today fourth quarter and full year 2017 financial results.

Results of operations for the three months ended Dec. 30, 2017

For the three months ended Dec. 30, 2017 (“Q4 2017”), ChromaDex reported net sales from continuing operations of $7.5 million, up 69% compared to $4.5 million from continuing operations in the fourth quarter of 2016. The increase in fourth quarter revenues was driven by growth in sales of TRU NIAGEN®.

Gross profit improved in the fourth quarter of 2017 to 50.9% as compared to 45.1% for the same period in 2016. We experienced better margins due to the positive impact of TRU NIAGEN® consumer product sales, which we anticipate will continue.

Operating expenses were $12.6 million in the fourth quarter of 2017, compared to $4.2 million from continuing operations in the same period for 2016. The increase in operating expenses for fourth quarter was the result of our strategic decision to invest in marketing to build out the TRU NIAGEN® brand, as well as legal costs associated with ongoing litigation and higher stock-based compensation expense.

The net loss attributable to common stockholders for the fourth quarter of 2017 was $8.8 million or ($0.17) per share as compared to a net loss of $2.1 million or ($0.06) per share for Q4 2016. The higher losses in the fourth quarter were the result of the strategic decision to invest ahead of growth, higher legal fees associated with ongoing litigation and higher stock-based compensation expense, partially offset by higher sales volume and gross profits.

For the fourth quarter of 2017, the reported loss from continuing operations was negatively impacted by a non-cash charge of $3.4 million related to stock-based compensation.

Adjusted EBITDA, a non-GAAP measure, was ($5.2) million for Q4 2017, compared to adjusted EBITDA of ($1.7) million for Q4 2016. ChromaDex defines Adjusted EBITDA as net income (loss) adjusted for income tax, interest, depreciation, amortization and non-cash stock compensation costs. The Basic and Diluted Adjusted EBITDA per share for Q4 2017 was ($0.10) versus ($0.05) for Q4 2016.

We also ended the fourth quarter of 2017 with a solid balance sheet with quarter-end cash of $45.4 million.

“We continue to see validation from the research community, as evidence builds through peer-reviewed publications,” said Frank Jaksch, Jr., CEO and co-founder of ChromaDex. “Our undisputed leadership in NAD research will be the foundation of continued growth for TRU NIAGEN.”

Rob Fried, President and Chief Operating Officer commented: “It has been less than a year since we made the strategic decision to focus on TRU NIAGEN and NAD. We are very pleased with the increase in gross margin which reflects the growing value of the TRU NIAGEN brand. Our strategy is thus far playing out ahead of plan.”

Results of operations for the year ended Dec. 30, 2017

For full year 2017, net revenues were $21.2 million from continuing operations, down 2% compared to $21.7 million from continuing operations for full year 2016 as the Company shifted to an integrated global consumer product nutraceutical company.

Gross profit improved in the full year 2017 to 49.4% as compared to 48.0% for the same period in 2016. We experienced slightly better margins due to the positive impact of TRU NIAGEN® consumer product.

For full year 2017, operating expenses from continuing operations were $26.9 million, compared to $13.3 million from continuing operations for full year 2016 as we invested in marketing expenditures to build out the TRU NIAGEN® brand. The increase in operating expenses was also due to legal costs associated with ongoing litigation and higher stock-based compensation expense.

The net loss attributable to common stockholders for full year 2017 was $11.4 million or ($0.26) per share as compared to a net loss of $2.9 million or ($0.08) per share for full year 2016.

Adjusted EBITDA a non-GAAP measure, was ($5.9) million for 2017, compared to adjusted EBITDA of ($0.9) million for 2016. The Basic and Diluted Adjusted EBITDA per share for 2017 was ($0.13) versus ($0.03) for 2016.

Outlook
For 2018, the Company expects to show significant growth in sales driven by our U.S. ecommerce and Watsons business and the launch of TRU NIAGEN® in new international markets. We expect the growth to be skewed toward the second half of the year. We will continue to invest in marketing expenditures to build out the TRU NIAGEN® brand, infrastructure, and new capabilities to support growth.

Investor Conference Call

ChromaDex management will host an investor conference call to discuss the year end results and provide a general business update on Thurs., March 8, at 4:30pm ET.

Participants should call in at least 10 minutes prior to the call. The dial-in information is as follows:

U.S. Toll-Free Number:	(866) 327-8118
International Dial-In Number:	(678) 509-7526
Conference ID:	9787028
Webcast link:	https://edge.media-server.com/m6/p/8kcvfrii

The webcast replay will be available after the completion of the call on the Investor Relations section of the Company website, www.chromadex.com.

The earnings press release, and its accompanying financial exhibits, will be available on the Investor Relations section of the Company website, www.chromadex.com.

About Non-GAAP Financial Measures

ChromaDex’s non-GAAP financial measures exclude interest, tax, depreciation, amortization and share-based compensation. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this press release.

About ChromaDex:

ChromaDex Corp. is an integrated, global nutraceutical company devoted to improving the way people age. ChromaDex scientists partner with leading universities and research institutions worldwide to uncover the full potential of NAD and identify and develop novel, science-based ingredients. Its flagship ingredient, NIAGEN® nicotinamide riboside, sold directly to consumers as TRU NIAGEN®, is backed with clinical and scientific research, as well as extensive IP protection. TRU NIAGEN® is helping the world AGE BETTER®. To learn more about ChromaDex, please visit www.ChromaDex.com.

Important Note on Forward Looking Statements and 2017 Financial Results:

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding the Company’s fourth quarter and full year 2017 financial results, continued growth in revenue and gross profits and continued validation of our science. The financial information included herein for the fourth quarter and full year 2017 are preliminary, unaudited results and may change materially, including as a result of the finalization of financial statements for the Company’s fourth quarter and full year ended December 30, 2017, completion of the Company’s audit by the Company’s independent registered public accounting firm and other factors and adjustments related to the Company’s financial reporting process. Other risks that contribute to the uncertain nature of the forward-looking statements are reported in our most recent Forms 10-Q and 10-K as filed with the SEC. There can be no assurance that our final results for the year will not differ from these estimates and that such changes will not be material; accordingly, these statements should not be viewed or relied upon as a substitute for complete audited financial statements to be prepared in accordance with GAAP (Generally Accepted Accounting Principles) or as a measure of our actual performance. The Company plans to file its 2017 Annual Report on Form 10-K with the SEC on or around March 15, 2018. The 2017 Annual Report on Form 10-K will include audited financial statements for the year ended December 30, 2017.

ChromaDex Investor Relations Contact:
Andrew Johnson, Director of Investor Relations
949-419-0288
andrewj@chromadex.com

ChromaDex Public Relations Contact:
Breah Ostendorf, Director of Marketing
949-537-4103
breaho@chromadex.com

ChromaDex Corporation and Subsidiaries

Consolidated Statements of Operations
Three Months Ended December 30, 2017 and December 31, 2016

	Q4 2017	Q4 2016

Sales, net	$7,530,836	$4,452,783
Cost of sales	3,695,837	2,442,714

Gross profit	3,834,999	2,010,069

Operating expenses:
Sales and marketing	2,401,046	368,200
Research and development	1,452,668	534,171
General and administrative	8,759,068	3,279,624
Operating expenses	12,612,782	4,181,995

Operating loss	(8,777,783)	(2,171,926)

Nonoperating income (expense):
Interest expense, net	(44,033)	(18,360)
Nonoperating expenses	(44,033)	(18,360)

Loss before income taxes	(8,821,816)	(2,190,286)
Provision for income taxes	-	3,500

Loss from continuing operations	(8,821,816)	(2,186,786)

Income from discontinued operations	-	40,033

Net loss	$(8,821,816)	$(2,146,753)

Basic and diluted earnings (loss) per common share:
Loss from continuing operations	$(0.17)	$(0.06)
Earnings from discontinued operations	$-	$0.00

Basic and diluted loss per common share	$(0.17)	$(0.06)

Basic and diluted weighted average common shares outstanding	51,178,664	37,904,534

ChromaDex Corporation and Subsidiaries

Consolidated Statements of Operations
Years Ended December 30, 2017 and December 31, 2016

	2017	2016

Sales, net	$21,201,482	$21,664,648
Cost of sales	10,724,177	11,274,114

Gross profit	10,477,305	10,390,534

Operating expenses:
Sales and marketing	4,459,224	1,558,213
Research and development	4,007,381	2,522,768
General and administrative	17,641,889	9,214,763
Other	745,773	-
Operating expenses	26,854,267	13,295,744

Operating loss	(16,376,962)	(2,905,210)

Nonoperating income (expense):
Interest expense, net	(152,784)	(333,286)
Loss on debt extinguishment	-	(313,099)
Nonoperating expenses	(152,784)	(646,385)

Loss from continuing operations	(16,529,746)	(3,551,595)

Income (loss) from discontinued operations	(315,140)	623,410
Gain on sale of discontinued operations	5,467,268	-

Income from discontinued operations, net	5,152,128	623,410

Net loss	$(11,377,618)	$(2,928,185)

Basic and diluted earnings (loss) per common share:
Loss from continuing operations	$(0.37)	$(0.10)
Earnings from discontinued operations	$0.11	$0.02

Basic and diluted loss per common share	$(0.26)	$(0.08)

Basic and diluted weighted average common shares outstanding	44,598,879	37,294,321

Consolidated Statements of Operations, Unaudited			Effects of Charges associated with Interest, Tax, Depreciation,			Consolidated Statements of Operations, Adjusted EBITDA
(US GAAP)			Amortization and Share-based Compensation Expense			Excluding Interest, Tax, Depreciation, Amortization and
						Share-based Compensation (Non-GAAP Presentation)
Three Months Ended December 30, 2017 and December 31, 2016			Three Months Ended December 30, 2017 and December 31, 2016			Three Months Ended December 30, 2017 and December 31, 2016

	Q4 2017	Q4 2016		Q4 2017	Q4 2016		Q4 2017	Q4 2016

Sales, net	$7,530,836	$4,452,783	Sales, net	$-	$-	Sales, net	$7,530,836	$4,452,783
Cost of sales	3,695,837	2,442,714	Cost of sales	(58,546)	(18,405)	Cost of sales	3,637,291	2,424,309

Gross profit	3,834,999	2,010,069	Gross profit	58,546	18,405	Gross profit	3,893,545	2,028,474

Operating expenses:			Operating expenses:			Operating expenses:
Sales and marketing	2,401,046	368,200	Sales and marketing	(1,857)	-	Sales and marketing	2,399,189	368,200
Research and development	1,452,668	534,171	Research and development	(41,654)	(10,494)	Research and development	1,411,014	523,677
General and administrative	8,759,068	3,279,624	General and administrative	(3,464,320)	(294,518)	General and administrative	5,294,748	2,985,106
Operating expenses	12,612,782	4,181,995	Operating expenses	(3,507,831)	(305,012)	Operating expenses	9,104,951	3,876,983

Operating loss	(8,777,783)	(2,171,926)	Operating income	3,566,377	323,417	Operating loss	(5,211,406)	(1,848,509)

Nonoperating income (expense):			Nonoperating income (expense):			Nonoperating income (expense):
Interest expense, net	(44,033)	(18,360)	Interest expense, net	44,033	18,360	Interest expense, net	-	-
Nonoperating expenses	(44,033)	(18,360)	Nonoperating income	44,033	18,360	Nonoperating expenses	-	-

Loss before income taxes	(8,821,816)	(2,190,286)	Income before income taxes	3,610,410	341,777	Loss before income taxes	(5,211,406)	(1,848,509)
Provision for income taxes	-	3,500	Provision for income taxes	-	(3,500)	Provision for income taxes	-	-

Loss from continuing operations	(8,821,816)	(2,186,786)	Income from continuing operations	3,610,410	338,277	Loss from continuing operations	(5,211,406)	(1,848,509)

Income from discontinued operations	-	40,033	Income from discontinued operations	-	70,352	Income from discontinued operations	-	110,385

Net loss	$(8,821,816)	$(2,146,753)	Effects of adjusted EBITDA	$3,610,410	$408,629	Adjusted EBITDA	$(5,211,406)	$(1,738,124)

Basic and diluted earnings (loss) per common share:			Effects of adjusted EBITDA per common share:			Basic and diluted adjusted EBITDA per common share:
Loss from continuing operations	$(0.17)	$(0.06)	From continuing operations	$0.07	$0.01	From continuing operations	$(0.10)	$(0.05)
Earnings from discontinued operations	$-	$0.00	From discontinued operations	$-	$0.00	From discontinued operations	$-	$0.00

Basic and diluted loss per common share	$(0.17)	$(0.06)	Effects of adjusted EBITDA per common share	$0.07	$0.01	Basic and diluted adjusted EBITDA per common share	$(0.10)	$(0.05)

Weighted average common shares outstanding			Weighted average common shares outstanding			Weighted average common shares outstanding
Basic and diluted	51,178,664	37,904,534	Basic and diluted	51,178,664	37,904,534	Basic and diluted	51,178,664	37,904,534

Consolidated Statements of Operations			Effects of Charges associated with Interest, Tax, Depreciation,			Consolidated Statements of Operations, Adjusted EBITDA
(US GAAP)			Amortization and Share-based Compensation Expense			Excluding Interest, Tax, Depreciation, Amortization and
						Share-based Compensation (Non-GAAP Presentation)
Years Ended December 30, 2017 and December 31, 2016			Years Ended December 30, 2017 and December 31, 2016			Years Ended December 30, 2017 and December 31, 2016

	2017	2016		2017	2016		2017	2016

Sales, net	$21,201,482	$21,664,648	Sales, net	$-	$-	Sales, net	$21,201,482	$21,664,648
Cost of sales	10,724,177	11,274,114	Cost of sales	(178,109)	(42,589)	Cost of sales	10,546,068	11,231,525

Gross profit	10,477,305	10,390,534	Gross profit	178,109	42,589	Gross profit	10,655,414	10,433,123

Operating expenses:			Operating expenses:			Operating expenses:
Sales and marketing	4,459,224	1,558,213	Sales and marketing	(2,381)	-	Sales and marketing	4,456,843	1,558,213
Research and development	4,007,381	2,522,768	Research and development	(132,285)	(10,493)	Research and development	3,875,096	2,512,275
General and administrative	17,641,889	9,214,763	General and administrative	(4,838,865)	(1,305,505)	General and administrative	12,803,024	7,909,258
Other	745,773	-	Other	-	-	Other	745,773	-
Operating expenses	26,854,267	13,295,744	Operating expenses	(4,973,531)	(1,315,998)	Operating expenses	21,880,736	11,979,746

Operating loss	(16,376,962)	(2,905,210)	Operating income	5,151,640	1,358,587	Operating loss	(11,225,322)	(1,546,623)

Nonoperating income (expense):			Nonoperating income (expense):			Nonoperating income (expense):
Interest expense, net	(152,784)	(333,286)	Interest expense, net	152,784	333,286	Interest expense, net	-	-
Loss on debt extinguishment	-	(313,099)	Loss on debt extinguishment	-	-	Loss on debt extinguishment	-	(313,099)
Nonoperating expenses	(152,784)	(646,385)	Nonoperating income	152,784	333,286	Nonoperating expenses	-	(313,099)

Loss from continuing operations	(16,529,746)	(3,551,595)	Loss from continuing operations	5,304,424	1,691,873	Loss from continuing operations	(11,225,322)	(1,859,722)

Income (loss) from discontinued operations	(315,140)	623,410	Income from discontinued operations	193,889	291,121	Income (loss) from discontinued operations	(121,251)	914,531
Gain on sale of discontinued operations	5,467,268	-	Gain on sale of discontinued operations	-	-	Gain on sale of discontinued operations	5,467,268	-

Income from discontinued operations, net	5,152,128	623,410	Income from discontinued operations, net	193,889	291,121	Income from discontinued operations, net	5,346,017	914,531

Net loss	$(11,377,618)	$(2,928,185)	Effects of adjusted EBITDA	$5,498,313	$1,982,994	Adjusted EBITDA	$(5,879,305)	$(945,191)

Basic and diluted earnings (loss) per common share:			Effects of adjusted EBITDA per common share:			Basic and diluted adjusted EBITDA per common share:
Loss from continuing operations	$(0.37)	$(0.10)	From continuing operations	$0.12	$0.05	From continuing operations	$(0.25)	$(0.05)
Earnings from discontinued operations	$0.11	$0.02	From discontinued operations	$0.00	$0.00	From discontinued operations	$0.12	$0.02

Basic and diluted loss per common share	$(0.26)	$(0.08)	Effects of adjusted EBITDA per common share	$0.12	$0.05	Basic and diluted adjusted EBITDA per common share	$(0.13)	$(0.03)

Weighted average common shares outstanding			Weighted average common shares outstanding			Weighted average common shares outstanding
Basic and diluted	44,598,879	37,294,321	Basic and diluted	44,598,879	37,294,321	Basic and diluted	44,598,879	37,294,321